SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 23, 2000

                            AUTOTRADECENTER.COM INC.
             (Exact name of registrant as specified in its charter)


        ARIZONA                     333-78659                  86-0879572
(State or other jurisdiction of    (Commission              (IRS Employer
       incorporation)              File Number)            Identification No.)


             8135 EAST BUTHERUS, SUITE 3, SCOTTSDALE, ARIZONA 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 951-8040
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 2

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On March 23, 2000, the registrant entered into a Purchase Agreement to purchase the 45% minority interest in BusinessTradeCenter.com ("BTC"), an Arizona corporation which had been 55%-owned by the registrant. The registrant issued 5,000,000 restricted shares of its common stock to purchase the interest. In addition, the registrant purchased an outstanding promissory note made by BTC which is convertible into shares of BTC common stock. By making these purchases, the registrant now owns 100% of BTC.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not Applicable.

         (b)      Pro forma financial information: Not Applicable.

         (c)      Exhibits:

                  REGULATION                                       CONSECUTIVE
                  S-K NUMBER           DOCUMENT                    PAGE NUMBER

                    10.1               Purchase Agreement dated
                                       March 23, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AUTOTRADECENTER.COM INC.



April 4, 2000                           By:  /S/ ROGER L. BUTTERWICK
                                             ---------------------------------
                                             Roger L. Butterwick, President


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